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                                                                    Exhibit 23.1
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                                    CONSENT
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We consent to the use of our name and the statements with respect to us, as appearing under the heading "Legal Matters" in the Form SB-2 Registration Statement and Prospectus of Aviation Group, Inc.

/s/ Jenkens & Gilchrist, a Professional Corporation
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Jenkens & Gilchrist, a Professional Corporation

November 9, 2000
Dallas, Texas